UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2017 (August 9, 2017)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2017, the Norfolk Southern Board of Directors elected Cynthia C. Earhart to serve as Executive Vice President-Finance and Chief Financial Officer effective August 15, 2017.

Ms. Earhart, age 56, currently serves as Executive Vice President-Administration and Chief Information Officer. In connection with her election to Executive Vice President-Finance and Chief Financial officer, she will retain her information technology responsibilities. Ms. Earhart has been employed by Norfolk Southern since 1985. She has served as Executive Vice President-Administration since June 1, 2013, and assumed the additional role of Chief Information Officer on October 1, 2015. Prior thereto, she served as Vice President Human Resources from March 1, 2007, until May 30, 2013, and Vice President Information Technology from February 1, 2001, to February 28, 2007.

Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no arrangement or understanding between Ms. Earhart and any other person pursuant to which she was selected as an officer, (2) there is no family relationship between Ms. Earhart and any director or other executive officer of Norfolk Southern, and (3) there is no transaction or currently proposed transaction in which Norfolk Southern was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Earhart had or will have a direct or indirect material interest, other than compensation solely resulting from the employment relationship. No material plan, contract or arrangement (whether or not written) to which Ms. Earhart is a party or participant was entered into or materially amended in connection with her appointment, and Ms. Earhart did not receive any grant or award or modification thereto under any such plan, contract or arrangement in connection with such event.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  August 14, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release